Drilling rigs	12 Months Ended
Dec. 31, 2013
Drilling Rigs [Abstract]
Drilling units
Drilling rigs

(In millions of U.S. dollars)	December 31, 2013	December 31, 2012
Cost	3,322.2	3,172.6
Accumulated depreciation	(944.4)	(756.4)

Net book value	2,377.8	2,416.2

Additions in 2013 primarily related to expenditures for major additions and improvements to existing drilling rigs that extend the life of a drilling rig or increase functionality together with deferred long term maintenance expenses on existing drilling units. Additions in 2012 was primarily relating to the reclassification of West Elara from newbuildings to drilling rigs upon commencement of operations in March 2012.

Depreciation and amortization expense was US$188.0 million, US$162.8 million and US$140.7 million for the years ended December 31, 2013, 2012 and 2011 respectively.